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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 7, 2003
                Date of Report (Date of earliest event reported)

                                 PXRE GROUP LTD.


             (Exact name of registrant as specified in its charter)



         Bermuda                     1-15259                98-0214719
(State or other jurisdiction       (Commission           (I.R.S. Employer
of incorporation or organization)    File No.)          Identification No.)

         Swan Building                            P.O. Box HM 1282
         26 Victoria Street                       Hamilton HM FX
         Hamilton HM 12                           Bermuda
         Bermuda


                          (Address, including zip code,
                of principal executive offices) (Mailing address)

                                 (441) 296-5858
              (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

On August 6, 2003, PXRE Group Ltd. announced its financial results for the fiscal quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Preliminary Unaudited Financial Statements of PXRE Group Ltd. as of and for the three and six months ended June 30,2003 (excluding footnotes) are attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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Item 7.   Exhibits

Exhibit No.   Description

99.1 Press release of PXRE Group Ltd. dated August 6, 2003 containing financial information for the second quarter ended June 30, 2003.

99.2 Preliminary Unaudited Financial Statements of PXRE Group Ltd. as of and for the three and six months ended June 30, 2003 (excluding footnotes).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                PXRE Group Ltd.
                                ---------------
                                 (Registrant)



By: /s/ John Modin
   ----------------------------------------
   Name:  John Modin
   Title: Senior Vice President and
          Chief Financial Officer



Date: August 7, 2003